UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                            ________________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                November 18, 1999
                       (Date of earliest event reported)


                            BURLINGTON RESOURCES INC.
             (Exact name of registrant as specified in its charter)



   Delaware                        1-9971                   91-1413284
(State or other                 (Commission               (IRS Employer
Jurisdiction of                 File Number)             Identification
Incorporation)                                               Number)




               5051 Westheimer, Suite 1400, Houston, Texas 77056
               (Address of principal executive offices, zip code)






               Registrant's telephone number including area code:
                                 (713) 624-9500

Item 2. ACQUISITION OF ASSETS

     On November 18, 1999, Burlington Resources Inc. (BR) and Poco Petroleums Ltd. (Poco) announced the completion of the acquisition of Poco by Burlington. Each company's shareholders approved the transaction at separate meetings today and the transaction closed following approval of the plan of arrangement by the Court of Queen's Bench of Alberta.

     Under the terms of the transaction, Poco shareholders will receive 0.25 BR common equivalent shares (exchangeable shares) for each Poco share held. The exchangeable shares are Canadian securities, which will begin trading on the Toronto Stock Exchange on Tuesday, November 23, 1999 under the symbol BRX. These shares have the same voting rights, dividend entitlements and other attributes as BR shares of common stock and are exchangeable, at each shareholder's option, for BR common shares. BR is issuing approximately 40 million common equivalent shares to the Poco shareholders.

     On November 22, 1999, BR released detailed pro forma financial information for the nine months ended September 30, 1999 to reflect its acquisition of Poco Petroleums Ltd.

     Copies of both Press Releases have been included as exhibits to this report.





Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          Exhibit 99.1 - Press Release of BR dated November 18, 1999

          Exhibit 99.2 - Press Release of BR dated November 22, 1999



                           FORWARD-LOOKING STATEMENTS

     This report (including the exhibits) contains projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These projections and statements reflect BR's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that these projections will be achieved and actual results could differ materially from those projected as a result of certain factors. A discussion of these factors is included in the companies' 1998 Annual Reports on Form 10-K.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        BURLINGTON RESOURCES INC.
                                             (Registrant)




                                        By  /s/Philip W. Cook
                                        Philip W. Cook
                                        Vice President, Controller and
                                        Chief Accounting Officer


Date:   December 2, 1999

                                 EXHIBIT INDEX


Exhibit
Number                               Exhibit                             Page

 99.1          Press Release dated November 18, 1999                       5


 99.2          Press Release dated November 22, 1999                       6

                                  EXHIBIT 99.1


BR ANNOUNCES THE COMPLETION OF ITS ACQUISITION OF POCO PETROLEUMS LTD.

     Houston, Texas, November 18, 1999 - Burlington Resources Inc. (NYSE: BR) and Poco Petroleums Ltd. (TSE & ME: POC) today announced the completion of the acquisition of Poco by Burlington. Each company's shareholders approved the transaction at separate meetings today and the transaction closed following approval of the plan of arrangement by the Court of Queen's Bench of Alberta.

     Under the terms of the transaction, Poco shareholders will receive 0.25 BR common equivalent shares (exchangeable shares) for each Poco share held. The exchangeable shares are Canadian securities, which will begin trading on the Toronto Stock Exchange on Tuesday, November 23, 1999 under the symbol BRX. These shares have the same voting rights, dividend entitlements and other attributes as BR shares of common stock and are exchangeable, at each shareholder's option, for BR common shares. BR is issuing approximately 40 million common equivalent shares to the Poco shareholders.

     Poco, headquartered in Calgary, will operate as the Canadian division of BR North America. Terry McCoy, Poco's Vice President of Exploration, has been named a Vice President of Burlington Resources Oil & Gas Co. and will head the Canadian business unit.

     Bobby Shackouls, Chairman, President and Chief Executive Officer of BR stated, "the combination of these two companies creates the premier independent North American natural gas company with almost 10 trillion cubic feet equivalent of reserves. The financial strength of BR, combined with the extremely high quality exploration inventory that Poco has accumulated, should provide significant growth and value creation opportunities for our shareholders."


FORWARD-LOOKING  STATEMENTS
This press release may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected is included in the Company's periodic reports filed with the Securities and Exchange Commission.

                                  EXHIBIT 99.2


BR RELEASES DETAILED PRO FORMA FINANCIAL INFORMATION FOR POCO ACQUISITION

     Houston, Texas, November 22, 1999 - Burlington Resources Inc. (NYSE: BR) today released detailed pro forma financial information for the nine months ended September 30, 1999 to reflect its acquisition of Poco Petroleums Ltd.

     Financial statements are attached.





FORWARD-LOOKING  STATEMENTS
This press release may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected is included in the Company's periodic reports filed with the Securities and Exchange Commission.

                                  Burlington Resources Inc.
                                     Pro Forma Combined
                                     Statement of Income
                                      Nine Months Ended
                                     September 30, 1999




                                                                       BR        Pro Forma
                                                          BR         Canada      Combined
                                                       ----------   ----------  --------------
                                                                  (In Millions)
Operating Revenues
      Gas............................................$    840     $    201      $   1,041
      Oil............................................     280           87            367
      Processing and Other...........................      42            1             43
                                                       ----------   ----------     -----------

               Operating Revenues....................   1,162          289          1,451
                                                       ----------   ----------     -----------

Operating Expenses
      Production Taxes...............................      71            3             74
      Production and Processing......................     275           82            357
      Depreciation, Depletion and Amortization.......     387           83            470
      Exploration Costs..............................     128           21            149
      Administrative.................................     102            6            108
                                                       ----------   ----------     -----------


               Operating Expenses....................     963          195          1,158
                                                       ----------   ----------     -----------


Operating Income.....................................     199           94            293

Interest Expense.....................................     123           40            163
Other Expense (Income) - Net.........................       1          (12)           (11)
                                                       ----------   ----------     -----------

Income Before Income Taxes...........................      75           66            141
Income Tax Expense...................................      28           28             56
                                                       ----------   ----------     -----------

Net Income...........................................$     47     $     38      $      85
                                                       ==========   ==========     ===========

Basic Earning per Common Share.......................$    .27     $    .25      $     .39
                                                       ==========   ==========     ===========
Diluted Earning per Common Share.....................$    .26     $    .25      $     .39
                                                       ==========   ==========     ===========

Basic Common Shares..................................     177          153            216
                                                       ==========   ==========     ===========
Diluted Common Shares................................     178          154            217
                                                       ==========   ==========     ===========


                   Burlington Resources Inc.
                      Pro Forma Combined
                         Balance Sheet
                      September 30, 1999
                          (Unaudited)



                                                                                          BR            Pro Forma
                                                                        BR              Canada           Combined
                                                                   --------------   ---------------   ---------------
                                                                                      (In Millions)
ASSETS
Current Assets...................................................$        467       $          92    $         559
                                                                   --------------   ---------------   ---------------

Oil & Gas Properties (Successful Efforts Method).................       9,679               2,842           12,521
Other Properties.................................................         857                  55              912
                                                                   --------------   ---------------   ---------------
                                                                       10,536               2,897           13,433
  Accumulated Depreciation, Depletion and Amortization                  5,216               1,718            6,934
                                                                   --------------   ---------------   ---------------
    Properties - Net.............................................       5,320               1,179            6,499
                                                                   --------------   ---------------   ---------------

Other Assets.....................................................         119                  40              159
                                                                   --------------   ---------------   ---------------
    Total Assets.................................................$      5,906       $       1,311    $       7,217
                                                                   ==============   ===============   ===============

LIABILITIES
Current Liabilities..............................................$        448       $          85    $         533
                                                                   --------------   ---------------   ---------------
Long-term Debt...................................................       1,979                 776            2,755
                                                                   --------------   ---------------   ---------------
Deferred Income Taxes............................................         220                   -              220
                                                                   --------------   ---------------   ---------------
Deferred Revenue.................................................          29                   -               29
                                                                   --------------   ---------------   ---------------
Other Liabilities and Deferred Credits...........................         222                  12              234
                                                                   --------------   ---------------   ---------------

Commitments and Contingent Liabilities

STOCKHOLDERS' EQUITY
Common Stock.....................................................           2                   -                2
Paid-in Capital..................................................       2,992                 974            3,966
Retained Earnings (Deficit)......................................       1,013                (476)             537
                                                                   --------------   ---------------   ---------------
                                                                        4,007                 498            4,505
Cost of Treasury Stock...........................................        (999)                  -             (999)
Foreign Currency Translation.....................................           -                 (60)             (60)
                                                                   --------------   ---------------   ---------------

Stockholders' Equity.............................................       3,008                 438            3,446
                                                                   --------------   ---------------   ---------------
    Total Liabilities and Stockholders' Equity...................$      5,906       $       1,311     $      7,217
                                                                   ==============   ===============   ===============

                        Burlington Resources Inc.
                            Pro Forma Combined
                         Statement of Cash Flows
                            Nine Months Ended
                            September 30, 1999
                               (Unaudited)



                                                                                                  BR           Pro Forma
                                                                                 BR             Canada         Combined
                                                                             ------------     -----------     ------------
                                                                                             (In Millions)
Cash Flows From Operating Activities
   Net Income..............................................................$       47       $        38      $       85
   Adjustments to Reconcile Net Income to Net Cash
        Provided By Operating Activities
      Depreciation, Depletion and Amortization.............................       399                83             482
      Deferred Income Taxes................................................        21                23              44
      Exploration Costs....................................................       128                21             149
      Special Items and Other .............................................        (1)                -              (1)
                                                                             ------------     -----------     ------------
               Discretionary Cash Flow.....................................       594               165             759

   Working Capital and Other Changes.......................................       (10)               10               -
                                                                             ------------     -----------     ------------
               Net Cash Provided By Operating Activities...................       584               175             759
                                                                             ------------     -----------     ------------

Cash Flows From Investing Activities
   Additions to Properties.................................................      (470)             (223)           (693)
   Proceeds from Sales and Other...........................................       (81)               32             (49)
                                                                             ------------     -----------     ------------
               Net Cash Used In Investing Activities.......................      (551)             (191)           (742)
                                                                             ------------     -----------     ------------

Cash Flows From Financing Activities
   Proceeds from Long-term Debt - Net......................................        41                10              51
   Dividends Paid..........................................................       (73)                -             (73)
   Common Stock Purchases..................................................        (9)                -              (9)
   Other...................................................................         8                 8              16
                                                                             ------------     -----------     ------------
               Net Cash Provided By (Used In) Financing Activities.........       (33)               18             (15)
                                                                             ------------     -----------     ------------

Effect of Exchange Rate Changes on Cash and Cash Equivalents...............         -                (2)             (2)

Increase (Decrease) in Cash and Cash Equivalents...........................         -                 -               -
Cash and Cash Equivalents
   Beginning of Period.....................................................         -                 -               -
                                                                             ------------     -----------     ------------
   End of Period...........................................................$        -       $         -      $        -
                                                                             ============     ===========     ============
